Exhibit 10.3

Acceptance Notice/
Banc of America Leasing & Capital, LLC	Pay Proceeds Authorization

Master Loan and Security Agreement Number: 17608-70000

Equipment Security Note Number: 17608-70003 (the “Transaction”)

To: Banc of America Leasing & Capital, LLC

The undersigned hereby certifies that all property described in the above-referenced Transaction by and between Banc of America Leasing & Capital, LLC, and the undersigned has been furnished, that delivery and installation has been fully completed as required, and that the such property has been irrevocably accepted and is satisfactory in all respects to the undersigned for purposes of the Transaction.

We hereby authorize you to disburse the proceeds of this Transaction as follows:

Disburse To:	Amount:

Destination XL Group, Inc.	$1,698,556.81

TOTAL Disbursement	$1,698,556.81

Destination XL Group, Inc.
(Debtor)

By:	/s/ Dennis R. Hernreich
Dennis R. Hernreich

Title:	EVP, COO, CFO, Treasurer, Secretary

Date:	9/30/13

Pay Proceeds Authorization 4.1.06	Page 1 of 1

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 17608-70003

This Equipment Security Note No. 17608-70003, dated as of October 1, 2013 (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 17608-70000 dated as of July 20, 2007 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Destination XL Group, Inc. (“Borrower”). All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity. All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1. Equipment Financed; Equipment Location; Grant of Security Interest. Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit A attached hereto

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit B attached hereto

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement. Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2. Payments. For value received, Borrower promises to pay to the order of Lender, the principal amount of $1,698,556.81, together with interest thereon as provided herein. This Equipment Note shall be payable by Borrower to Lender in 48 consecutive monthly, installments of principal and interest (the “Payments”) commencing on November 1, 2013 (the “Initial Payment”) and continuing thereafter through and including October 1, 2017 (the “Maturity Date”) (collectively, the “Equipment Note Term”). Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a) Interest Rate.

Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of 3.1067 percent per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the Advance Date set forth below until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

Equipment Security Note 4.1.06	Page 1 of 2

(b) Payment Amount.

The principal and interest amount of each Payment shall be $37,676.57.

3. Prepayment The outstanding principal balance of this Equipment Note may be prepaid in whole or part at any time, together with interest and late charges accrued through the date of the prepayment, provided that such prepayment shall be accompanied by a prepayment charge calculated as follows: one percent (1%) of the amount of the prepaid if such prepayment occurs during the period from the date of this Equipment Note to the first anniversary hereof; one-half percent (0.5%) of the amount prepaid if such prepayment occurs during the period commencing on the first day after the first anniversary hereof and continuing through the second anniversary hereof; and no prepayment charge if such prepayment occurs thereafter. Partial prepayments shall be applied against principal installments in their inverse order of maturity. A prepayment charge will not be due if this Equipment Note is refinanced with the Lender.

4. Borrower Acknowledgements. Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder. By its execution and delivery of this Equipment Note, Borrower:

(a)	reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)	represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower since August 3, 2013;

(c)	authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)	agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

BANC OF AMERICA LEASING & CAPITAL, LLC		Borrower: DESTINATION XL GROUP, INC.

By:	/s/ Patricia Smith-Disu	By:	/s/ Dennis R. Hernreich

Printed Name:	Patricia Smith-Disu	Printed Name:	Dennis R. Hernreich

Title:	Vice President	Title:	EVP, COO, CFO, Treasurer, Secretary

Equipment Security Note 4.1.06	Page 2 of 2

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70003

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

Equipment Location: 555 Turnpike Street, Canton, MA 02021
10	141	Corporate (DC)	FF-S	139071165	Fixtures-Ladders	7/19/2012
10	141	Corporate (DC)	FF-S	139071678	Fixtures-Ladders	7/26/2012
10	141	Corporate (DC)	EQUIP-C	900453793	DC Equip-Conveyors	7/31/2012
10	141	Corporate (DC)	EQUIP-C	900457491	DC Equip-Conveyors	8/20/2012
10	141	Corporate (DC)	EQUIP-C	900457492	DC Equip-Conveyors	8/20/2012
10	141	Corporate (DC)	EQUIP-C	S/33007892	DC Equip-Batteries	8/29/2012
10	141	Corporate (DC)	EQUIP-C	BIP 82942	DC Equip-Batteries	8/30/2012
10	141	Corporate (DC)	FF-S	139074785	Fixtures-Ladders	9/5/2012
10	141	Corporate (DC)	EQUIP-C	E-8403	DC Equip-Sorter	9/12/2012
10	141	Corporate (DC)	EQUIP-C	900463764	DC Equip-Conveyors	9/19/2012
10	141	Corporate (DC)	EQUIP-C	E-8419	DC Equip-Sorter	10/8/2012
10	141	Corporate (DC)	FF-S	139078798	Fixtures-Ladders	10/24/2012
10	141	Corporate (DC)	FF-S	7250	Tailor Shop Equip	12/19/2012
10	141	Corporate (DC)	EQUIP-C	900487891	DC Equip-Conveyors	1/21/2013
10	141	Corporate (DC)	EQUIP-C	900492536	DC Equip-Conveyors	2/13/2013
10	141	Corporate (DC)	EQUIP-C	900496949	DC Equip-Conveyors	3/8/2013
10	141	Corporate (DC)	EQUIP-C	E-8509	DC Equip-Sorter	3/13/2013
10	141	Corporate (DC)	EQUIP-C	N288-1	DC EQUIP	3/21/2013
10	141	Corporate (DC)	EQUIP-C	N289-1	DC EQUIP	3/21/2013
10	141	Corporate (DC)	EQUIP-C	E-8519	DC Equip-Sorter	4/1/2013
10	141	Corporate (DC)	EQUIP-C	LS34000191	DC Equip-Batteries	4/3/2013
10	141	Corporate (DC)	EQUIP-C	900504097	DC Equip-Conveyors	4/12/2013
10	141	Corporate (DC)	EQUIP-C	BIP 84069	DC Equip-Batteries	4/16/2013
10	141	Corporate (DC)	EQUIP-C	BIP 84112	DC Equip-Batteries	4/23/2013
10	141	Corporate (DC)	EQUIP-C	BIP 84113	DC Equip-Batteries	4/23/2013
10	141	Corporate (DC)	FF-S	6201247	Fixtures-Appliances	4/26/2013
10	141	Corporate (DC)	EQUIP-C	E-8537	DC Equip-Sorter	5/2/2013
10	141	Corporate (DC)	FF-C	W198274572	DC EQUIP	5/3/2013
10	141	Corporate (DC)	FF-C	W198274572	DC EQUIP	5/3/2013
10	141	Corporate (DC)	EQUIP-C	900510114	DC Equip-Conveyors	5/9/2013
10	141	Corporate (DC)	EQUIP-C	900510113	DC Equip-Conveyors	5/10/2013
10	141	Corporate (DC)	EQUIP-C	N288-2	DC EQUIP	5/14/2013
10	141	Corporate (DC)	EQUIP-C	N289-2	DC EQUIP	5/21/2013
10	141	Corporate (DC)	EQUIP-C	E-8558	DC Equip-Sorter	5/29/2013
10	141	Corporate (DC)	EQUIP-C	900514841	DC Equip-Conveyors	6/4/2013
10	141	Corporate (DC)	EQUIP-C	900515036	DC Equip-Conveyors	6/4/2013
10	141	Corporate (DC)	EQUIP-C	900515600	DC Equip-Conveyors	6/6/2013
10	141	Corporate (DC)	EQUIP-C	900515599	DC Equip-Conveyors	6/7/2013
10	141	Corporate (DC)	EQUIP-C	900516163	DC Equip-Conveyors	6/10/2013
10	141	Corporate (DC)	EQUIP-C	E-8563	DC Equip-Sorter	6/17/2013
10	141	Corporate (DC)	EQUIP-C	E-8566	DC Equip-Sorter	6/17/2013
10	141	Corporate (DC)	EQUIP-C	900517409	DC Equip-Conveyors	6/17/2013
10	141	Corporate (DC)	EQUIP-C	900519849	DC Equip-Conveyors	6/28/2013
10	141	Corporate (DC)	EQUIP-C	E-8577	DC Equip-Sorter	7/2/2013
10	141	Corporate (DC)	EQUIP-C	900521005	DC Equip-Conveyors	7/8/2013

Equipment Location: 555 Turnpike Street, Canton, MA 02021
10	151	Corporate (Facilities)	FF-C	021313CUBE	Fixtures-Furniture	2/13/2013
10	151	Corporate (Facilities)	FF-C	04292013	Fixtures-Appliances	4/29/2013
10	151	Corporate (Facilities)	FF-C	04252013	Fixtures-Appliances	4/29/2013
10	151	Corporate (Facilities)	FF-C	W202820049	Fixtures-Appliances	5/20/2013
10	151	Corporate (Facilities)	FF-C	05302013	Fixtures-Furniture	5/30/2013
10	151	Corporate (Facilities)	FF-C	05302013	Fixtures-Furniture	5/30/2013
10	151	Corporate (Facilities)	SIGNS	25998	Signs	6/26/2013
10	151	Corporate (Facilities)	SIGNS	25999	Signs	6/29/2013
10	151	Corporate (Facilities)	SIGNS	26000	Signs	6/29/2013

Equipment Location: 555 Turnpike Street, Canton, MA 02021
10	155	Corporate (Security)	LHI-S	18739718	Video Security System	2/3/2013

Equipment Location: 555 Turnpike Street, Canton, MA 02021
10	181	Corporate (MIS)	HW-C	S7493568	Computer HW	7/20/2012
10	181	Corporate (MIS)	HW-C	S7565987	Computer HW	8/27/2012
10	181	Corporate (MIS)	HW-C	113905	Computer HW	9/13/2012
10	181	Corporate (MIS)	HW-C	XFX81T317	Computer HW	9/20/2012
10	181	Corporate (MIS)	HW-C	XFXD8RT32	Computer HW	9/28/2012
10	181	Corporate (MIS)	HW-C	XFXDK3P37	Computer HW	9/28/2012
10	181	Corporate (MIS)	HW-C	XFXJF3N68	Computer HW	10/3/2012
10	181	Corporate (MIS)	HW-C	XFXMR9RX7	Computer HW	10/9/2012
10	181	Corporate (MIS)	HW-C	XFXN8TT21	Computer HW	10/9/2012
10	181	Corporate (MIS)	HW-C	114328	Computer HW	10/12/2012
10	181	Corporate (MIS)	HW-C	S7668688	Computer HW	10/19/2012
10	181	Corporate (MIS)	HW-C	XJ1KF5TJ2	Computer HW	11/25/2012
10	181	Corporate (MIS)	HW-C	S7760936	Computer HW	12/4/2012
10	181	Corporate (MIS)	HW-C	S7762542	Computer HW	12/5/2012
10	181	Corporate (MIS)	HW-C	XJ2D9N5D3	Computer HW	1/3/2013
10	181	Corporate (MIS)	HW-C	X2JXT5X72	Computer HW	1/28/2013
10	181	Corporate (MIS)	HW-C	XJ2XT3TT1	Computer HW	1/28/2013
10	181	Corporate (MIS)	HW-C	S7867524	Computer HW	1/30/2013
10	181	Corporate (MIS)	HW-C	69362534	Computer HW	2/1/2013
10	181	Corporate (MIS)	HW-C	115598	Computer HW	2/1/2013
10	181	Corporate (MIS)	HW-C	XJ28TT421	Computer HW	2/3/2013
10	181	Corporate (MIS)	HW-C	XJ2R12TN4	Computer HW	2/3/2013
10	181	Corporate (MIS)	HW-C	113740	Computer HW	2/3/2013
10	181	Corporate (MIS)	HW-C	115747	Computer HW	2/6/2013
10	181	Corporate (MIS)	HW-C	4134270	Computer HW	2/8/2013
10	181	Corporate (MIS)	HW-C	S7886177	Computer HW	2/8/2013
10	181	Corporate (MIS)	HW-C	69627397	Computer HW	2/25/2013
10	181	Corporate (MIS)	HW-C	XJ3KRCF27	Computer HW	2/28/2013

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

10	181	Corporate (MIS)	HW-C	XJ3R23MD5	Computer HW	3/7/2013
10	181	Corporate (MIS)	HW-C	116320	Computer HW	3/26/2013
10	181	Corporate (MIS)	HW-C	XJ45DFJN7	Computer HW	3/27/2013
10	181	Corporate (MIS)	HW-C	115057	Computer HW	3/28/2013
10	181	Corporate (MIS)	HW-C	XJ46864F5	Computer HW	3/29/2013
10	181	Corporate (MIS)	HW-C	XJ46CW131	Computer HW	3/29/2013
10	181	Corporate (MIS)	HW-C	424256797A	Computer HW	4/1/2013
10	181	Corporate (MIS)	HW-C	424256797B	Computer HW	4/1/2013
10	181	Corporate (MIS)	HW-C	424256797C	Computer HW	4/1/2013
10	181	Corporate (MIS)	HW-C	424256797D	Computer HW	4/1/2013
10	181	Corporate (MIS)	HW-C	XJ47C4164	Computer HW	4/2/2013
10	181	Corporate (MIS)	HW-C	W7412392	Computer HW	4/2/2013
10	181	Corporate (MIS)	HW-C	70039883	Computer HW	4/3/2013
10	181	Corporate (MIS)	HW-C	70039398A	Computer HW	4/3/2013
10	181	Corporate (MIS)	HW-C	70039398B	Computer HW	4/3/2013
10	181	Corporate (MIS)	HW-C	70039398C	Computer HW	4/3/2013
10	181	Corporate (MIS)	HW-C	70039398D	Computer HW	4/3/2013
10	181	Corporate (MIS)	HW-C	XJ48WNRF4	Computer HW	4/4/2013
10	181	Corporate (MIS)	HW-C	48661744	Computer HW	4/4/2013
10	181	Corporate (MIS)	HW-C	70069887	Computer HW	4/6/2013
10	181	Corporate (MIS)	HW-C	70069916	Computer HW	4/6/2013
10	181	Corporate (MIS)	HW-C	70069998	Computer HW	4/6/2013
10	181	Corporate (MIS)	HW-C	70119066	Computer HW	4/10/2013
10	181	Corporate (MIS)	HW-C	XJ4J694X1	Computer HW	4/15/2013
10	181	Corporate (MIS)	HW-C	XJ4K1MND4	Computer HW	4/17/2013
10	181	Corporate (MIS)	HW-C	XJ4PCWK51	Computer HW	4/25/2013
10	181	Corporate (MIS)	HW-C	XJ4R17663	Computer HW	4/26/2013
10	181	Corporate (MIS)	HW-C	70312121	Computer HW	4/30/2013
10	181	Corporate (MIS)	HW-C	XJ4X258W1	Computer HW	5/3/2013
10	181	Corporate (MIS)	HW-C	XJ5247145	Computer HW	5/9/2013
10	181	Corporate (MIS)	HW-C	117250	Computer HW	6/6/2013
10	181	Corporate (MIS)	HW-C	XJ5J72262	Computer HW	6/7/2013
10	181	Corporate (MIS)	HW-C	4194870A	Computer HW	6/19/2013
10	181	Corporate (MIS)	HW-C	4194870B	Computer HW	6/19/2013
10	181	Corporate (MIS)	HW-C	S7941231	Computer HW	6/20/2013
10	181	Corporate (MIS)	HW-C	Z7114150	Computer HW	6/20/2013
10	181	Corporate (MIS)	HW-C	4164185	Computer HW	6/20/2013
10	181	Corporate (MIS)	HW-C	4221133	Computer HW	6/20/2013
10	181	Corporate (MIS)	HW-C	4246303	Computer HW	6/20/2013
10	181	Corporate (MIS)	HW-C	XJ5RJ63P7	Computer HW	6/21/2013
10	181	Corporate (MIS)	HW-C	XJ5TWW3P2	Computer HW	6/25/2013
10	181	Corporate (MIS)	HW-C	117537	Computer HW	7/1/2013
10	181	Corporate (MIS)	HW-C	XJ6136F38	Computer HW	7/2/2013
10	181	Corporate (MIS)	HW-C	XJ62XXCN6	Computer HW	7/8/2013
10	181	Corporate (MIS)	HW-C	XJ63XX8K6	Computer HW	7/10/2013
10	181	Corporate (MIS)	HW-C	XJ6414126	Computer HW	7/10/2013
10	181	Corporate (MIS)	HW-C	4264754	Computer HW	7/10/2013
10	181	Corporate (MIS)	HW-C	182368943	Computer HW	7/10/2013
10	181	Corporate (MIS)	HW-C	XJ64C97P6	Computer HW	7/11/2013
10	181	Corporate (MIS)	HW-C	XJ64C97R2	Computer HW	7/11/2013
10	181	Corporate (MIS)	FF-C	593696	Fixtures-Furniture	7/11/2013
10	181	Corporate (MIS)	HW-S	00013877	Computer HW	7/15/2013
10	181	Corporate (MIS)	HW-S	00013961	Computer HW	7/15/2013
10	181	Corporate (MIS)	HW-C	S8164559	Computer HW	7/16/2013
10	181	Corporate (MIS)	HW-C	71092092	Computer HW	7/22/2013

Equipment Location: 555 Turnpike Street, Canton, MA 02021
10	181	Corporate (MIS) Netez	HW-C	39950	Computer HW	9/19/2013

As more fully described in the electronic disk provided to Lender by Borrower.

Destination XL Group, Inc.

By:	/s/ Dennis R. Hernreich
Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer, Secretary

EXHIBIT B EQUIPMENT SECURITY NOTE NO. 17608-70003

STORE	LOCATION	CENTER NAME	ADDRESS1	CITY	ST	ZIP CODE
10	99	Corporate (Direct)	555 Turnpike Street	CANTON	MA	02021
10	141	Corporate (DC)	555 Turnpike Street	CANTON	MA	02021
10	151	Corporate (Facilities)	555 Turnpike Street	CANTON	MA	02021
10	155	Corporate (Security)	555 Turnpike Street	CANTON	MA	02021
10	181	Corporate (MIS)	555 Turnpike Street	CANTON	MA	02021

Destination XL Group, Inc.

By:	/s/ Dennis R. Hernreich
Dennis R. Hernreich

Title:	EVP, COO, CFO, Treasurer, Secretary

NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT

September 30, 2013

Mr. Peter Stratton, Jr.

Destination XL Group, Inc.

555 Turnpike Street

Canton, MA 02021

Re: Master Loan and Security Agreement dated as of July 20, 2007 (the “Agreement”), between BANC OF AMERICA LEASING & CAPITAL, LLC (“Assignor”) and Destination XL Group, Inc. (“Customer”)

Assignor hereby gives Customer notice, and Customer hereby acknowledges receipt of notice, that effective as of October 1, 2013 (the “Effective Date”) Assignor has assigned to BERKSHIRE BANK (“Assignee”), whose offices are at 58 State House Square, Hartford, CT 06103, all right, title, interest, obligations and liabilities of Assignor to the extent accruing on or after the Effective Date in and to Collateral Schedule No.: 17608-70003 dated October 1, 2013, executed pursuant to the Agreement (collectively, the “Designated Schedule”), and has assigned to Assignee the security interest granted by Customer with respect to the collateral described on the Designated Schedule (the “Equipment”), and solely to the extent related to the Designated Schedule and the Equipment, all of the other documents, instruments, agreements, certificates and filings executed and/or delivered to Assignor pursuant to the Agreement (together with the Designated Schedule, the “Transaction Documents”).

From and after the Effective Date, all payments now or hereafter becoming due pursuant to the Designated Schedule or with respect to the Equipment shall be paid to Assignor as fiscal agent for Assignee or, upon receipt of notice from Assignee of the termination of such fiscal agency, to Assignee as directed in Assignee’s invoices.

In recognition of Assignee’s reliance upon this Notice and Acknowledgment of Assignment, Customer certifies, confirms and agrees as follows:

1.	The Agreement, the Designated Schedule and the other Transaction Documents have been duly authorized, executed and delivered by Customer; constitute the legal, valid and binding obligation of Customer, enforceable against Customer in accordance with the terms thereof; are in full force and effect on the date of execution of this notice by Customer; are not subject to any defenses, set-offs, claims, counterclaims, or any right of cancellation or termination; constitute the entire agreement between Assignor and Customer regarding the financing of the Equipment and the terms and conditions of the Designated Schedule with respect to the Equipment, and there are no other documents or agreements binding upon or affecting the Equipment; and no default by Assignor or Customer or event which, with the passage of time or the giving of notice, or both, would constitute a default by Assignor or Customer under the Designated Schedule has occurred. All names, addresses, signatures, amounts and other facts contained in the Agreement, the esignated Schedule and the other Transaction Documents are correct.

2.	There are no modifications, amendments or supplements to the Agreement which relate to the Designated Schedule or any of the other Transaction Documents; and any future modification, termination, amendment or supplement to the Agreement which relates to the Designated Schedule or any of the other Transaction Documents, or settlement of amounts due thereunder which relates to the Designated Schedule or any of the other Transaction Documents, shall be ineffective without Assignee’s prior written consent.

3.	The Equipment has been delivered to and accepted by Customer and is in good working order and suitable for Customer’s purposes in all respects. The Equipment is in Customer’s possession and is located at the location specified in the Designated Schedule. No casualty has occurred with respect to the Equipment.

4.	There has been no prepayment of rent, installments or other sums payable under the Designated Schedule. Payments of any and all monies due under the Designated Schedule have been and will continue to be paid in strict accordance with the terms thereof. The Designated Schedule is current in all respects, including, but not limited to, the payment of any applicable sales, use and personal property taxes. As of the Effective Date, there are forty-eight (48) scheduled payments, each in the amount of $37,676.57, remaining to be paid under the Designated Schedule.

5.	Customer acknowledges and agrees that (i) Assignor has conveyed to Assignee all of Assignor’s right, title, interest, obligations and liabilities in and under the Designated Schedule and the Equipment and Assignor shall have no interest or authority of any nature regarding the Equipment or the Designated Schedule, and Assignor shall be released from all obligations and liabilities thereunder and with respect to the other Transaction Documents to the extent the same have been assigned to, and accepted and assumed by Assignee, (ii) Customer will deal exclusively with respect to the Designated Schedule with Assignee except to the extent that Assignor has been designated as fiscal agent for Assignee, and Customer will deliver such financial statements, all notices and other communications required, given or made by Customer relating to the Designated Schedule to Assignee at the address listed above, (iii) so far as enforcement of the Designated Schedule is concerned, notwithstanding the existence of other schedules to, and/or promissory notes, as applicable, issued under the Agreement, the Designated Schedule is separate and severable and Assignee may take enforcement action with respect to the Designated Schedule independently of other assignees, equipment owners or financing parties having an interest in the Agreement or such other schedules and/or promissory notes, as applicable, executed pursuant to the Agreement, and (iv) Customer will execute such other instruments and take such actions as Assignee reasonably may require to further confirm the sale, assignment and transfer of the Designated Schedule to Assignee and Assignee’s interest in the Equipment.

6.	Customer has not received any notice of, nor has Customer caused or participated in, any prior sale, transfer, assignment, hypothecation or pledge of the Equipment, the Designated Schedule or the amounts due or to become due thereunder.

7.	Customer will keep the Agreement, the Designated Schedule and the Equipment free and clear of all liens and encumbrances (other than the interest of Assignor, Assignee or parties claiming by, through or under them).

8.	All representations and duties of Assignor intended to induce Customer to enter into the Designated Schedule, whether required by the Designated Schedule or otherwise, have been fulfilled.

9.	Customer has executed only one (1) original of the Designated Schedule and delivered the same to Assignor.

10.	Pursuant to the terms of the Designated Schedule, Customer hereby agrees to promptly add Assignee as a loss payee and as an additional insured under each casualty and liability insurance policy maintained by Customer as may be required under the Designated Schedule and to furnish to Assignee evidence of such insurance coverage not later than 20 days from the date hereof.

Accepted and agreed to on this 1st day of October, 2013.

BANC OF AMERICA LEASING & CAPITAL, LLC	DESTINATION XL GROUP, INC.
Assignor	Customer

By:	By:	/s/ Dennis R. Hernreich

Name:	Name:	Dennis R. Hernreich

Title:	Title:	EVP, COO, CFO, Treasurer, Secretary

BERKSHIRE BANK
Assignee

By:

Name:

Title: